Exhibit 10.11

SUPPLY AND LICENSE AGREEMENT

This Supply and License Agreement (“Agreement”) is made and entered into this 5th day of March, 1999, by and between Dade Behring Inc., (“Dade Behring”) a Delaware corporation with a principal place of business at 1717 Deerfield Road, Deerfield, Illinois 60015 and HemoSense, Inc., a Delaware corporation (“HemoSense”) having a principal place of business at 2157 O’Toole Avenue, Suite H, San Jose, California.

WHEREAS, Dade Behring is a manufacturer of diagnostic products which includes products containing a truncated form of recombinant human tissue factor (“rTF”);

WHEREAS, Dade Behring is a licensee of the [***]/[***] Universities patent application and the Genetech patent and patent application and a sublicensee of the [***] patent and patent applications covering various forms of (“rTF”);

WHEREAS, Dade Behring and HemoSense desire to enter into a corporate partner relationship wherein Dade Behring will (i) manufacture rTF for HemoSense, (ii) grant HemoSense a license to sell the Point of Care Product (as defined below); (iii) Dade Behring will have an option to distribute HemoSense’s Point of Care Product (as defined below) and (iv) become an equity owner in HemoSense;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereto agree as follows:

I.	Definitions

a.	The term “Point of Care Product” shall mean that prothrombin time test currently being designed, and developed, by HemoSense under the name of “Comet” for the point of care or self test market.

b.	The term “Certificate of Analysis” shall mean a certificate of analysis for the rTF, which shall include specific information and values for each shipment in substantially the form set forth in Schedule A.

c.	The term “Specifications” shall mean those specifications for rTF set forth on Schedule B.

d.	The term “Patents” shall mean the following United States patents and applications and their foreign counterparts: U.S. patent application Serial No. [***] filed [***], which is a continuation in part of U.S. patent application Serial No. [***], filed [***], which is a continuation in part of U.S. patent application Serial No. [***], filed [***], (now abandoned) and U.S. patent

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

application Serial No. 70/305,409 filed April 7,1987 and Serial No. 07/013,743 filed February 12,1987 as well as any continuations.

e.	The term “HemoSense Customer” shall mean any person or entity who purchases the Point of Care Product directly from HemoSense.

f.	The term “Standard Cost” shall mean the amount set forth on Schedule C.

g.	The term “Delivery Date” shall mean the date set forth in the HemoSense purchase order which shall be on or after the April 1 of the year following the order.

h.	The term “Net Revenues” shall mean sales net of taxes, insurance, shipping, returns and rebates.

II.	Supply

2.01	Requirements. Dade Behring shall supply to HemoSense and HemoSense shall buy from Dade Behring HemoSense’s requirements for rTF. HemoSense shall provide Dade Behring with a rolling two (2) year forecast for rTF each June 30th, beginning on June 30, 1999. Each October 1, beginning on October 1,1999, HemoSense shall send a firm purchase order for rTF to Dade Behring for the following year. Dade Behring will deliver the ordered rTF within six (6) months of receipt of the purchase order. Dade Berhing shall not be required to deliver, in any particular year, more than [***] ([***]%) percent of the HemoSense forecast for that year. Dade Behring will use commercially reasonable efforts to supply additional amounts of rTF requested by HemoSense over [***]% of the forecast.

III.	Payment

3.01	Prices. Dade Behring shall sell rTF to HemoSense at Dade Behring’s Standard Cost plus [***] ([***]%) percent (the “Price”). Every January 1st, Dade Behring shall have the right to raise the Price of rTF at least commensurate with the medical CPI-U, if Dade Behring raises the Price above the CPI-U, HemoSense shall have the right to audit such increase to be certain that such increase represents Dade Behring’s new Standard Cost. Prices are FOB, HemoSense Inc., San Jose, CA.

3.02	Invoices. Dade Behring shall invoice HemoSense for the rTF and HemoSense shall pay all invoices within thirty (30) days of receipt thereof.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.03	Order Terms. In the event of conflict between this Agreement and any HemoSense purchase order or Dade Behring invoice, the terms of this Agreement shall prevail over the order or invoice.

IV.	Packaging/Delivery

4.01	Packaging. Dade Behring shall package and ship the rTF in packaging sufficient to maintain the physical and chemical integrity of the rTF.

4.02	Shipments. Dade Behring shall ship all orders for rTF by air courier to HemoSense’s San Jose facility (or such other facility as HemoSense may reasonably designate in writing from time to time) on or before the Delivery Date set forth in the order. HemoSense shall pay all costs of such shipment and insurance.

4.03	Notification of Damages. HemoSense shall notify Dade Behring of any physical loss or damage to the rTF within fifteen (15) days of receipt thereof.

V.	rTF Quality

5.01	Certificate of Analysis. Dade Behring shall provide HemoSense with a Certificate of Analysis for each order shipped to HemoSense together with such shipment.

5.02	Specifications. Dade Behring warrants and represents that the rTF are manufactured and packaged in accordance with all federal and state statutory and agency requirements and that each order of rTF shall meet the Specifications.

5.03

rTF Acceptance. HemoSense shall test each order of rTF within [***] ([***]) days of receipt of that order, to determine if the rTF meet the Specifications. Promptly after such testing, HemoSense shall notify Dade Behring in writing if the rTF does not conform to the Specifications. Upon receipt of such notification, Dade Behring shall retest the rTF and promptly advise HemoSense of the results of the retest. If Dade Behring agrees that the rTF is nonconforming, Dade Behring shall replace the nonconforming rTF at no cost to HemoSense. In the event that it is necessary to replace an order or any part thereof of rTF, Dade Behring shall deliver a replacement order or part thereof to HemoSense within [***] ([***]) days from the date that the nonconforming rTF was acknowledged by Dade Behring. If Dade Behring and HemoSense

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

do not agree on the test results, the parties shall make good faith efforts to amicably resolve their differences.

5.04	Notification of Manufacturing Changes. Dade Behring agrees to notify HemoSense in writing prior to implementing any change in the Specifications or in the key steps required for processing the rTF, and to provide HemoSense with a sample of rTF containing the proposed change. Within [***] ([***]) days after notification or, if applicable, after receipt of a sample of the revised rTF, HemoSense will notify Dade Behring in writing whether the intended change is acceptable. If the change is unacceptable. Dade Behring will manufacture a final lot of rTF (up to the amount forecasted for that year) and then HemoSense shall have the right to terminate this Agreement

5.05	Revisions to Specifications. HemoSense may request revisions of the Specifications to obtain better performance of the rTF in connection with the HemoSense Point of Care Product. If such revised specifications are not acceptable to Dade Behring, in its sole discretion, or if the parties cannot agree on a revised price commensurate with the revised specifications for rTF, then HemoSense will purchase all raw materials and inventory already purchased or manufactured by Dade Behring pursuant to the HemoSense forecast for that year.

VI.	Warranties/Representations/Indemnification and Insurance

6.01	Dade Behring as Supplier. Dade Behring warrants and represents that it has the right to sell the rTF to HemoSense.

6.02	Indemnification by HemoSense. HemoSense shall defend, indemnify and hold Dade Behring harmless from and against any and all loss, including court costs and reasonable attorneys’ fees and expenses, arising out of any governmental or private actions based upon HemoSense’s manufacture, promotion, or sale of Point of Care Products, except for (a) loss arising out of the claims, liabilities, or suits set forth in Section 6.03 below, which shall be indemnified in accordance with the provisions of that Section, and (b) claims resulting from Dade Behring’s gross negligence or other wrongdoing.

6.03	Intellectual Property Indemnification.

(a)	Dade Behring shall indemnify, defend, and hold HemoSense harmless from and against any claim, liability, or suit brought by a third party alleging that any rTF as purchased by HemoSense

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

hereunder (but not as used in combination with the Point of Care Product) infringes the intellectual property (including, but not limited to patent and trade secret rights) owned by or licensed to such third party.

(b)	HemoSense shall indemnify, defend, and hold Dade Behring harmless from and against any claim, liability, or suit brought by a third party alleging that the use of rTF in combination with the HemoSense Point of Care Product or any HemoSense product infringes the intellectual property (including, but not limited to patent and trade secret rights) owned by or licensed to such third party except to the extent that any claim or lawsuit is covered by 6.03(a).

6.04	Indemnification Notice. The rights provided in Sections 6.02 and 6.03 shall be contingent upon the providing of prompt, reasonable notice of any such claim to the indemnifying party and providing the full opportunity to such party to defend and settle such claims by counsel of such party’s choosing. In no event shall Dade Behring be liable for consequential, punitive or special damages.

6.05	Insurance. Prior to the first sale of the Point of Care Product, HemoSense agrees to procure and maintain general comprehensive liability insurance covering each occurrence of bodily injury and property damage in the amount of not less than [***] Dollars (US$[***]) per occurrence and [***] Dollars (US$[***]) in the aggregate with endorsements for product and completed operations, blanket contractual liability, and broad form vender’s liability. Upon the request of Dade Behring, HemoSense shall on or before shipment of any rTF hereunder furnish to Dade Behring a certificate of insurance evidencing the foregoing coverages and limits and providing that such insurance shall not be cancelable without at least thirty (30) days prior written notice to Dade Behring.

6.06	Disclaimer. EXCEPT FOR THE WARRANTIES CONTAINED IN THIS AGREEMENT, DADE BEHRING EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES WHETHER EXPRESSED OR IMPLIED AND ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

VII.	License

7.01	Grant of License. Dade Behring hereby grants to HemoSense and HemoSense hereby accepts from Dade Behring a worldwide royalty-bearing right and sublicense under the Patents to use the

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

rTF in the HemoSense Point of Care Product and to make, have made, sell or have sold the Point of Care Product for a term of five (5) years. HemoSense shall have no right of sublicense.

7.02	Royalty. HemoSense shall pay to Dade Behring on a quarterly basis a royalty on the Net Revenues of the Point of Care Product made to a HemoSense Customer based upon the following schedule:

[***]% up to	$[***] cumulative sales

[***]%	$[***] cumulative sales

[***]%	over $[***] cumulative sales

In the event that the royalty paid by Dade Behring to its licensor is reduced by the licensor, the royalty paid by HemoSense hereunder shall be reduced proportionately.

7.03	Contingent License. In the event that Dade Behring is unable or unwilling to manufacture rTF for HemoSense, Dade Behring will grant to HemoSense a royalty-bearing, worldwide sublicense to manufacture the rTF itself.

VIII.	Milestones

8.01	HemoSense shall meet the milestones set forth in Schedule D within the time frames (including grace periods) set forth therein. In the event that HemoSense does not meet the milestones within such time periods, Dade Behring shall have the right to terminate this Agreement upon fifteen (15) days written notice.

IX.	Confidentiality

9.01	Confidential Information. HemoSense and Dade Behring understand and agree that provisions for confidentiality shall be governed by the relevant provisions of that Confidential Disclosure Agreement, previously executed, attached hereto and incorporated herein as Schedule E. The provisions for confidentiality shall survive the termination of this Agreement.

X.	Term and Termination

10.01

Term. Unless sooner terminated pursuant to the terms of this Agreement hereof, the term of this Agreement, including the license granted hereunder, shall commence on the Effective Date and shall continue for a period of five (5) years thereafter and shall be automatically renewed for successive one (1) year terms unless

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

written notice is given by the nonrenewing party to the other party ninety (90) days prior to the end of such term).

10.02	Termination. This Agreement may be terminated by either party upon written notice to the other party in the event (a) of a material breach of the provisions of this Agreement by the other party which has not been cured within sixty (60) days from the time of receipt of written notice of such breach, or (b) that a party becomes insolvent or makes a general assignment for the benefit of creditors, or a receiver is appointed for it, and does not return to solvency within forty-five (45) days from the time of receipt of written notice. Dade Behring may immediately terminate this Agreement in the event that the License Agreement between Dade Behring and [***] and [***] University or (in the event that the Edgington patent is the surviving patent) the Cross License Agreement between Dade Behring and [***] is terminated. Such termination for cause shall not relieve either party of any obligation accrued hereunder prior to termination nor prevent the party not in default from pursuing any remedies for contract breach it may have, either at law or in equity.

10.03	Wind-Up. Upon the termination of this Agreement, Dade Behring shall continue to honor HemoSense’s Orders for rTF up to the effective date of termination and for a period of sixty (60) days thereafter, provided however that HemoSense pays for such rTF on the terms and conditions of this Agreement, and Dade Behring has not terminated pursuant to Section 9.02.

XI.	Miscellaneous

11.01	Notices. Any notice required by this Agreement shall be deemed sufficient if sent by certified mail, postage prepaid, to the party to be notified at the address set forth on the first page of this Agreement until notice of a different address is supplied.

11.02	Entire Agreement. This Agreement is the entire agreement between the parties hereto, there being no prior or oral promises or representations not incorporated herein.

11.03	Applicable Law. This Agreement shall be governed by the substantive laws of the Commonwealth of Massachusetts without regard to conflict of law principles directing the application of the law of another jurisdiction.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

11.04	Amendments. No amendments or modifications of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by authorized officers of the parties.

11.05	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

11.06	No Waiver. A waiver by either party or a breach or violation of any provision of this Agreement will not constitute or be construed as a waiver of any subsequent breach or violation of that provision or as a waiver of any breach or violation of any other provision of this Agreement.

11.07	Mutuality. This Agreement has been drafted on the basis of mutual understanding and neither party shall be prejudiced as being the drafter thereof.

11.08	Independent Contractors. The parties are acting as independent contractors and nothing contained herein shall be construed to create a joint venture, agency relationship or partnership.

11.09	Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their affiliates, but shall not be assignable by either party without the prior written consent of the other, which shall not be unreasonably withheld.

11.10	Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect or limit the validity or enforceability of any other provision hereof.

11.11	Force Majeure. Each of the parties hereto shall be excused from the performance of its obligations hereunder in the event performance of this Agreement is prevented by Force Majeure. The party incurring a Force Majeure condition shall promptly notify the other party in writing that such condition exists. For purposes of this Agreement, Force Majeure is defined as causes beyond the control of HemoSense and Dade Behring, including acts of God, regulations or law of any government, civil commotion, strikes, destruction of production facilities or material by fire, water, earthquake or storm, epidemics, failure of public utilities or common carriers, and shortage of materials.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF duly authorized officers of the parties hereto have set their hands the day and year first above written.

HEMOSENSE INC.		DADE BEHRING INC.

By:	/s/ Lawrence Cohen	By:	/s/ Illegible

Title:	CEO	Title:	Assistant Secretary

Date:	3/5/99	Date:	5 March 1999

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Schedule A

Storage Conditions:

Store at [***]C, avoid multiple freeze-thaw cycles.

Certificate of Analysis and Specification Sheet

for

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Schedule B

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Schedule C

$[***] per milligram of rTF

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT TO SUPPLY AND

LICENSE AGREEMENT

This AMENDMENT TO SUPPLY AND LICENSE AGREEMENT (“Amendment”) is made effective into this 5th day of May, 2003 (“Effective Date”), by and between HemoSense, Inc., a Delaware corporation with its principal offices at 600 Valley Way, Milpitas, California (“HemoSense”) and Dade Behring Inc., a Delaware corporation, with offices at 1717 Deerfield Rd., Deerfield IL (“Dade Behring”).

WHEREAS, HemoSense and Dade Behring entered into that Supply and License Agreement dated March 5, 1999 (the “Agreement”); and

WHEREAS, HemoSense and Dade Behring desire to extend the Agreement and HemoSense desires to obtain a license from Dade Behring and Dade Behring desires to grant a license to HemoSense certain patents owned by Dade Behring relating to tissue factor as set forth on Exhibit A including any continuations, continuations-in-part, divisionals, reexams or reissues of such patents, attached hereto and incorporated herein (the “DB Patents”), and Dade Behring and HemoSense desire to amend the Agreement under the following terms and conditions, and

WHEREAS, HemoSense is proposing the sale of additional shares of Series C Preferred Stock of HemoSense, Inc, in order to raise an additional $[***] (the “Financing”).

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The terms and conditions of the Agreement shall be incorporated herein by reference and shall be and remain in full force and effect throughout the term of this Amendment, except as amended herein as follows.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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2. The term of the Agreement shall continue until March 05, 2007.

3. As partial consideration to Dade Behring for licensing the DB Patents to HemoSense, in the Financing, HemoSense shall issue Dade Behring [***] shares of HemoSense Series C-1 Preferred Stock. This issuance will represent Dade Behring’s full pro rata share of the Financing and will allow Dade Behring to maintain the status of all of its Preferred Shares as though Dade Behring had participated in the Financing by making an investment in cash to the full extent of its pro rata share.

4. Paragraph 3.01 shall be deleted and replaced with the following:

Dade Behring shall sell rTF to HemoSense at $[***] per mg (the “Price”). Every January 1st, Dade Behring shall have the right to raise the Price of rTF commensurate with the medical CPI-U. Prices are FOB, HemoSense Inc., Milpitas, CA. HemoSense shall purchase all of its requirements for rTF for the HemoSense Point of Care Product from Dade Behring.

5. Paragraph 7.01 shall be amended by adding the following sentence after the first sentence:

Dade Behring hereby grants to HemoSense and HemoSense hereby accepts from Dade Behring a worldwide royalty bearing right and license under the DB Patents to make, have made, sell or have sold the Point of Care Product for the term of this Agreement. Dade Behring agrees that during the term of this Agreement if Dade Behring owns or controls other patents that have claims directed to rTF which are used in the current HemoSense Point of Care Product set forth in Exhibit B, such patents shall be included in the DB Patents.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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6. Paragraph 7.02 shall be deleted and replaced with the following. HemoSense shall pay to Dade Behring on a quarterly basis a royalty on the Net Revenues of the Point of Care Product made to a HemoSense Customer based upon the following schedule:

[***]% up to	$[***] cumulative sales

[***]%	$[***] cumulative sales

[***]%	over $[***] cumulative sales.

HemoSense agrees that in no event will HemoSense manipulate the price charged to a HemoSense Customer so that Dade Behring receives less than a royalty based on an arms length transaction between a HemoSense Customer and HemoSense.

7. Dade Behring and HemoSense agree that any of the compensation paid by HemoSense as set forth in paragraph 7.02 above may be used to compensate Dade Behring for the past and future maintenance of the Patents.

8. Prior to March 5, 2007, HemoSense shall have the option to extend the term of the Agreement until the date of the last expiring Patent and DB Patent, providing that HemoSense provides Dade Behring with an additional lump sum payment in the following manner:

Either	$[***] by March 5, 2004;

Or	$[***] million by March 5, 2005;

Or	$[***] million by March 5, 2006;

Or	$[***] million by March 5, 2007

At the time of such extension, the parties shall adjust the price for the supply of rTF to a fair market price, not to exceed $[***] per mg at the effective date of that renegotiated extension.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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9. Section 11.09 of the Agreement shall be amended by adding the following sentence:

“No consent shall be required for the assignment of this Agreement by HemoSense to a third party that acquires all or substantially all of the business of HemoSense, whether by purchase of assets, purchase of stock or otherwise.”

10. Section 10.02 of the Agreement shall be amended by adding the following sentence:

“HemoSense otherwise may terminate this Agreement on one year’s written notice.”

10. Section 11.12 shall set forth below shall be added to the Agreement:

11.12 If after March 31, 2003, Dade Behring enters into an agreement with a third party in which agreement the third party is licensed under the DB Patents and the Patents and Dade Behring supplies to or causes such third party to be supplied with rTF, then Dade Behring for each such agreement shall compare the terms as a whole of the third party agreement with the terms of this Agreement. If the terms of the third party agreement are more favorable than this Agreement, then Dade Behring shall offer HemoSense the same terms of the third party agreement as of the effective date of the third party agreement. HemoSense shall have sixty (60) days from the date of receipt of the new offer in which to execute and return such agreement to Dade Behring. It is understood that this paragraph shall apply only to straight patent licenses for only the DB Patents and the Patents in the field of point of care or self-test market and in the same licensed territory. As used herein, the term “straight patent license agreement” shall mean a royalty-based license including at least the rights to

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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make, use, sell and import licensed product and Dade Behring receives only cash and/or the right to receive a royalty as consideration for the license. Examples of agreements that are not included within the definition of “straight patent license agreement” include but are not limited to cross-license agreements, co-marketing agreements, collaborative research and development agreements, non-commercial license or non-commercial supply agreements, settlement agreements or such license or agreement to which Dade Behring becomes a party and in which a substantial part of the consideration running to Dade Behring is not just a cash payment in the form of a royalty or initial fee.

IN WITNESS WHEREOF the authorized representatives of the parties have executed this Amendment as of the date first written above.

HEMOSENSE INC.	DADE BEHRING INC.

/s/ J. D. Merselis	/s/ [***]	5/5/03
J. D. Merselis	[***]
Pres. & CEO	V.P., Technology Assessment
Title:	Title:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Exhibit A to the Amendment to Supply and License Agreement between HemoSense Inc. and Dade Behring Inc.

EP Patent No. [***] and foreign equivalents

“Preparation of prothrombin time reagents from recombinant human tissue factor and synthetic phospholipids”

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
Australia	Granted	[***]	[***]	[***]	[***]
Canada	Granted	[***]	[***]	[***]	[***]
Japan	Allowed	[***]	[***]
New Zealand	Granted	[***]	[***]	[***]	[***]
USA*	Abandoned	[***]	[***]
USA	Granted	[***]	[***]	[***]	[***]
WO	Nat.Phase	[***]	[***]

Europe:	Granted	[***]	[***]	[***]	[***]

European designated countries: Austria, Belgium, Denmark, France, Germany, Great Britain, Greece, Ireland, Italy, Luxembourg, Netherlands, Spain, Sweden, Switzerland

*	Priority Application

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Exhibit B

The HemoSense INRatio(tm) system consists of a meter and disposable test strips used to test Prothrombin Time (PT). The disposable test strips listed below incorporate the Dade Behring recombinant tissue factor of this agreement.

INRatio Test Strips - Box of 12 – Catalog #0100071

INRatio Test Strips - Bulk Pack of 48 – Catalog #0100139

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SECOND AMENDMENT TO SUPPLY AND

LICENSE AGREEMENT

This SECOND AMENDMENT TO SUPPLY AND LICENSE AGREEMENT (“Amendment”) is made effective into this 3rd Day of June, 2004 (“Effective Date”), by and between HemoSense, Inc., a Delaware corporation with its principal offices at 600 Valley Way, Milpitas, California (“Hemosense”) and Dade Behring Inc., a Delaware corporation, with offices at 1717 Deerfield Rd., Deerfield, IL (“Dade Behring”).

WHEREAS, HemoSense and Dade Behring entered into that Supply and License Agreement dated March 5, 1999 (the “Agreement”) and amended on May 5th, 2003 (the “Amendment”); and

WHEREAS, HemoSense is proposing the sale of additional shares of Series C Preferred Stock of HemoSense, Inc., in order to raise an additional $[***] (the “2004 Financing”); and

WHEREAS, Dade Behring desires to maintain its pro rata share of C-2 Preferred Stock; and

WHEREAS, Dade Behring and Hemosense desire to amend the Agreement and Amendment under the following terms and conditions.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The terms and conditions of the Agreement and the Amendment shall be incorporated herein by reference and shall be and remain in full force and effect, except as amended herein as follows.

2. HemoSense shall issue Dade Behring [***] shares of HemoSense Series C-2 Preferred Stock (the “shares”). This issuance will represent Dade

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Behring’s full pro rata share of the financing, and will allow Dade Behring to maintain the status of all of its Preferred Shares as though Dade Behring had participated in the Financing by making an investment in cash to the full extent of its pro rata share.

3. In consideration for issuing the shares, HemoSense shall have a credit against earned royalties on Net Revenues for the Point of Care Product, commencing July 1, 2004 in the amount of $[***] (the “Credit”).

4. HemoSense shall provide Dade Behring with quarterly reports of Net Revenue and shall include the amount of royalty that would have been paid (if not for the credit) in the report. The report will also include the amount of Credit remaining.

5. Under no circumstance will Dade Behring be required to refund or pay HemoSense for any unused Credit.

IN WITNESS WHEREOF the authorized representatives of the parties have executed this Amendment as of the date first written above.

HEMOSENSE INC.	DADE BEHRING INC.

/s/ J. D. Merselis	/s/ [***]
J. D. Merselis	[***]
Pres. & CEO	V.P. Technology Assessment
Title	Title

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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